ALPS ETF TRUST

ALPS GLOBAL TRAVEL BENEFICIARIES ETF (NYSE ARCA: JRNY)

SUPPLEMENT DATED SEPTEMBER 10, 2024

TO THE SUMMARY PROSPECTUS, STATUTORY PROSPECTUS AND STATEMENT OF

ADDITIONAL INFORMATION DATED MARCH 31, 2024, AS SUPPLEMENTED

On September 10, 2024, the Board of Trustees of ALPS ETF Trust authorized an orderly liquidation of the ALPS Global Travel Beneficiaries ETF (the "Fund"). The Fund's Board of Trustees determined, based on a recommendation from ALPS Advisors, Inc., that closing and liquidating the Fund was in the best interests of the Fund and the Fund's shareholders.

From September 11, 2024 through October 18, 2024, the Fund will be in the process of closing down and liquidating its portfolio, which will increase the Fund's cash holdings and cause the Fund to depart from seeking to achieve its investment objective.

The Fund will close to new investors on October 16, 2024, and the NYSE ARCA will halt trading in the Fund before the opening of trading on October 18, 2024. The effective date of the Fund's liquidation shall be October 18, 2024, or such other later date as shall be specified by the Board of Trustees of the Trust or by the officers of the Trust. Shareholders of record remaining on October 18, 2024, will receive cash at the net asset value of their shares as of that date, which will include any capital gains and dividends as of such date.

From September 11, 2024 through October 17, 2024, shareholders may be able to sell their shares of the Fund, but there can be no assurance that there will be a market for the Fund's shares.

There can be no assurance that there will be a market for the Fund's shares on the liquidation date (October 18, 2024) as the shares will no longer be listed on NYSE ARCA.

For additional information regarding the liquidation, shareholders of the Fund may call 866.759.5679.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE